STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Aug. 31, 2014	Aug. 31, 2013
OPERATING EXPENSES
Exploration costs	$ 455,903	$ 1,281,998
General and administrative expenses	2,333,081	2,403,226
Total operating expenses	2,788,984	3,685,224
LOSS FROM OPERATIONS	(2,788,984)	(3,685,224)
OTHER INCOME (EXPENSE)
Loss on asset disposal		(12,835)
Interest and other income	5,289	24,388
Interest and other expense	(7,743)	(16,191)
Total other income (expense)	(2,454)	(4,638)
NET LOSS	$ (2,791,438)	$ (3,689,862)
Net loss per share:
Basic and diluted net loss per share	$ (0.08)	$ (0.10)
Weighted average shares outstanding:
Basic and diluted	37,036,916	36,546,294